Q 1 2 0 2 5

2 Disclaimer Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our future results of operations and financial position, our operational performance, our anticipated growth and business strategy, our future capital expenditures and debt service obligations, the projected costs, prospects and plans and objectives of management for future operations, including regarding expected growth and demand for our batteries and energy storage solutions and introduction of new batteries and energy storage solutions, the adoption of such offerings by customers, our expectations relating to backlog, pipeline and contracted backlog, our ability to implement our remediation plan in connection with the material weakness in our internal control over financial reporting, current expectations relating to legal proceedings and anticipated impacts and benefits from the Inflation Reduction Act of 2022 as well as any other proposed or recently enacted legislation. In some cases, you may also identify forward-looking statements by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “project,” “predict,” “outlook” “should,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Such forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as forward-looking statements are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof except as may be required under applicable securities laws. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Microvast’s annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the sections entitled “Risk Factors.” Non-GAAP Financial Measures This presentation contains adjusted EBITDA and adjusted net profit/loss, which are non-GAAP financial measures. Non-GAAP adjusted EBITDA is defined as net profit/loss excluding depreciation and amortization, non-cash settled share-based compensation (“SBC”) expense, interest expense, interest income, changes in fair value of our warrant and convertible loan and income tax expense or benefit. Adjusted net profit/loss is GAAP net profit/loss as adjusted for non-cash stock-based compensation expense and change in on valuation of warrant liabilities and convertible notes. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non-GAAP financial metrics to evaluate the company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non-GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non-recurring items, capital expenditures, and non-cash expenses. In addition, our presentation of adjusted EBITDA and adjusted net profit/loss should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of non-GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non-GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business.

3 Click to edit text Microvast Snapshot 18 Years of Innovation in Electrification We strive to be a trusted global leader in sustainable energy technologies and solutions. We aspire to be the company with continued groundbreaking battery innovation across the technology stack. We aim to become a steward of electric mobility and the shift towards a cleaner, greener, and more resilient planet.  810+ Patents Granted or Pending  2,000+ Employees Globally  Founded in 2006  Headquartered in Stafford, Texas  NASDAQ: MVST  Electrifying Products Worldwide Recent Technology Announcements Silicon Enhanced Cells  Improved energy density for high performance applications. All-Solid-State Batteries  Next generation development. ME6 - Overhaulable ESS Containers  Optimized TCO with a robust design allowing for overhauls.  Increased capacity and stability with Microvast's high-performance LFP cells.

4 Q1 Overview Realizing Results Q1 Revenue Q1 Gross Profit & Gross Margin  Since 2022, we have tripled our Q1 revenue, which is a strong indicator of market demand for our high-performance products.  Gross Profit has increased more than 100% Y/Y - Since 2022, our gross profit has continuously improved as we progress towards maturity within our industry, with a focus on profitability and the ability to leverage operations at scale. Record Q1 Revenue $116.5M +43.2% Y/Y Backlog $351M Market Capture Q1 Gross Margin 36.9% +15.7pp Y/Y Q1 Adj. EBITDA $28.5M Strategic Execution $36.7 $47.0 $81.4 $116.5 2022 2023 2024 2025 M IL LI O N S U SD $0 $5 $17 $43 0. 0% 10 .3% 21 .2% 36 .9% 0% 20% 40% 60% 80% 100% $0 $10 $20 $30 $40 $50 2022 2023 2024 2025 M IL LI O N S U SD

5 Innovate: Future Focus Capture: Significant Market Share Expand: Supporting Growth  Remain focused on production innovations and exciting upcoming R&D developments.  Win entry into new segments with new high- performance products and diversify revenue streams through products and services that support global energy transformation.  Invest in commercialization of high demand and key future technologies.  Grow sales and maintain a sustainable gross margin.  Leverage operating efficiencies and adapt to new markets.  Add production capacity to meet growing customer demand.  Continue optimization of core business as we strive to achieve sustained profitability.  Drive excellence in our sales pipeline and regional footprints, growing through geographical and market expansion. Business Strategy Our core focus remains:  Becoming cashflow positive.  Maintaining our strong gross margin profile as we expand to meet customer demands.  Continue our high sales growth as we release new products and enter new market segments. We strive to achieve this through continued innovation, developing and capturing new markets, and expanding our capacity and global footprint.

6 Phase 3.2 Update Capacity Expansion Expanding our Huzhou facility with Phase 3.2 will allow us to deliver more products to more customers:  Expansion is well under way:  Initial production anticipated in Q4 2025.  Clean rooms nearly completed.  Utility equipment installation completed.  Production equipment currently being installed.  Expected to provide up to an additional 2GWh of capacity annually.  Anticipated capability of producing both current and upcoming advanced cells such as HpCO-53.5Ah and HpCO-55Ah.

7 36.9% Gross Margin Q1 Revenue Growth Expanding Customer Base $116.5M Revenue 43% Y/Y Revenue Growth $351M Backlog Successes  Launched EMEA training center to enhance skills, foster innovation, and drive service excellence for employees and customers, reinforcing our commitment to world-class training resources.  Win back of VDL with battery order for 18m e- Bus, underscoring our market reputation.  Excellent quarter for EMEA; strong quarterly performance, with >100% growth compared to Q1 2024. Challenges  Global supply chain and trade disruptions.  Customer platform delays, impacting delivery timelines. Q1 2025 Key Stats

8 Business Developments High Performance Cells Driving Demand OEM Vehicle Battery Type Highlights Full electric city bus for public transportation. e-Bus HpCO-53.5Ah Gen 4 MV-B & C Pack MpCO-21Ah Gen 3 MV-B & C Pack First batteries in use for >8 years without issue, cycle life validated in real-world applications. e-Bus MpCO-48Ah Gen 4 MV-B & C Pack Order received, continuing our multi-year successful relationship. 18m Articulated e-Bus

Business Developments

High Performance Cells Driving Demand

OEM	LOVOL	TZ	IRIMOLY
Vehicle	Hybrid Mining Trucks	Hybrid Mining Trucks	Hybrid Mining Trucks
Battery Type	HpCO-53.5Ah Gen 4 MV-B & C Pack	HpCO-53.5Ah & 48Ah Gen 4 MV-B & C Pack	HpCO-48Ah Gen 4 MV-B & C Pack
Highlights	Multiple years of successful deployment in 3-axle trucks.	Utilizes our 53.5Ah and 48Ah products.	EM 186T & 186P use 48Ah/124kWh; new 260T truck will use 48Ah/248kWh.




TZE240



9

10 All-Solid State Battery Update Innovative Progress Proprietary 3D Printing for ASSBs: Developed in-house 3D printing technology and equipment for flexible, customized all-solid-state battery (ASSB) cell fabrication with variable sizes, shapes, and design adaptability. Promising Bipolar Stacked Cell Results: Early 5-layer tests at 0.33C achieved 99.89% Coulombic efficiency, suggesting potential advantages in performance and system efficiency. Further validation and long-term testing are in progress.

Q 1 2 0 2 5 F I N A N C I A L S

12 Q1 2025 P&L ($ in thousands) Three-Months Ended Mar. 31GAAP Income Statement 20242025 81,351116,491Revenue (64,126)(73,475)Cost of revenues 17,22543,016Gross Profit 21.2%36.9%Gross Margin (23,794)(10,453)General and administrative expenses (11,492)(8,248)Research and development expenses (5,591)(6,799)Selling and marketing expenses --Impairment loss of long-lived assets (40,877)(25,500)Operating expense 5341,416Subsidy Income (23,118)18,932Profit/(loss) from operations 4243,160Change in fair value of warrants and convertible loan (1,749)(302)Others (24,825)61,790Net profit/(loss) before income tax --Income tax (24,825)61,790Net profit/(loss) --Less: net income attributable to noncontrolling interests (24,825)61,790Net profit/(loss) attributable shareholders Revenue vs. Prior Year Period  Revenue rose 43% year-over-year, with EMEA contributing over half of the three-month revenue.  Gross margin improved by 15.7 pp Y/Y. Operating Expenses vs. Prior Year Period  G&A: Decrease primarily due to reduction in non-cash settled share-based compensation (SBC), consolidations, and operational efficiencies.  R&D: Decrease primarily due to a reduction in SBC expense and U.S. headcount reductions compared to the prior year period.  S&M: Increase primarily due to customer engagement activities and market expansion initiatives. Performance  After accounting for changes in fair value of warrant liability and convertible loan and SBC, we achieved an adjusted net profit in Q1 of $19.3M.  Adjusted EBITDA for the quarter was $28.5 million compared to a negative $3.7 million in the prior year period.

13 Q1 2025 Revenue by Region ($ in thousands) Three-Months Ended Mar. 31Revenue by region Y/Y %20242025 -1%50,48650,051APAC 108%28,92160,050EMEA 229%1,9446,390USA 43%81,351116,491Total Three-Months Ended Mar. 31 Revenue Breakout  Doubled EMEA revenue Y/Y, contributing more than half of our revenue split. We anticipate another strong year of revenue growth in 2025 for the EMEA region.  We continue to gain ground in the US market; we expect this growth to continue.  In APAC, we continued our focus on higher margin products and markets vs. the prior year. APAC, 43% EMEA, 52% USA, 5% 2025 APAC, 62% EMEA, 36% USA, 2% 2024

14 Cash Flow Statement ($ in thousands) Net Profit  $61.8M partially offset by non-cash adjustments, including $8.2M in D&A and $43.2M in changes in fair value of warrant liability and convertible loan. Operating Cash Flow  Net inflow of $7.2M, offset by adjustments in net receivables of $19.4M, net changes in liabilities and expenses of $21.3M, and supported by $15.8M in inventory. Investing Activities  Net outflow of $2.3M, due to net PP&E. Financing Activities  $9.5M net inflow, enhancing cash reserves and providing liquidity. Foreign Exchange Impact  $0.9M negative impact from exchange rate changes, reflecting global business and international exposure. Cash Position  Ended the period with $123M in cash (including restricted cash), a $13.4M increase, showing improved financial stability despite ongoing investments and growth. Three-Months Ended Mar. 31Condensed & Consolidated Cashflow 2025 61,790Net profit/(loss) Operating activities: 95Impairment, disposal, write downs (43,160)Changes in fair value of warrant liability and convertible loan 4,413Other operating activities 8,177D&A 703Non-cash settled share-based compensation (19,371)Net Receivables 15,783Inventory (21,261)Net Liabilities & expenses 7,169Net cash from operating activities Investing activities: (2,332)Net PP&E -Short-term investments (2,332)Net cash from investing activities Financing activities: 28,187Proceeds (18,724)Repayments 9,463Net cash from financing activities (907)Exchange rate changes 13,393Increase (decrease) in cash, cash equivalents and restricted cash 109,601Cash, cash equivalents and restricted cash at beginning of the period 122,994Cash, cash equivalents and restricted cash at end of the period

O U T L O O K

16 Global Maintain revenue growth and margin profile as catalysts to improved liquidity and profitability. 2025 Outlook $450-475M Revenue Guidance 18-25% Target Revenue Growth APAC 30% Target Gross Margin Targeting Phase 3.2 production in Q4 2025. Progress towards R&D new product pipeline. EMEA Expected >20% Y/Y revenue growth for 2025. Emphasis on securing new strategic partners and next generation product sales. Americas Targeting positive quarterly EBITDA and operating profits. Profitability focus driving regional efficiency and growth. Anticipate 50% Y/Y revenue growth for 2025. Continue assessing financing needs and options available.

A P P E N D I X

18 Non-GAAP Reconciliations ($ in thousands) Three Months Ended Mar. 31 20242025 81,351116,491Revenues (64,126)(73,475)Cost of revenues 17,22543,016Gross profit (GAAP) 21.2%36.9%Gross margin 1,13862Non-cash settled share-based compensation (included in cost of revenues) 18,36343,078Adjusted gross profit (non-GAAP) 22.6%37.0%Adjusted gross margin (non-GAAP) Three Months Ended Mar. 31 20242025 (24,825)61,790Net profit/loss (GAAP) (42)(43,160)Changes in fair value of warrant and convertible loan* 11,867703Non-cash settled share-based compensation* (13,000)19,333Adjusted net profit/loss (non-GAAP) *The tax effect of the adjustments was nil. Three Months Ended Mar. 31 20242025 (24,825)61,790Net profit/loss (GAAP) 1,6131,011Interest expense, net --Income tax expense 7,6648,177Depreciation and amortization (15,548)70,978EBITDA (non-GAAP) (42)(43,160)Changes in fair value of warrant liability and convertible loan 11,867703Non-cash settled share-based compensation (3,723)28,521Adjusted EBITDA (non-GAAP) Three Months Ended Mar. 31 20242025 (23,794)(10,453)General and administrative expenses (11,492)(8,248)Research and development expenses (5,591)(6,799)Selling and marketing expenses (40,877)(25,500)Operating expenses (GAAP) 10,729641Non-cash settled share-based compensation (30,148)(24,859)Adjusted operating expenses (non-GAAP)